SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                AMENDED FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): August 5, 2004


                                    TMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


   OKLAHOMA                         0-18250                     91-1098155
(State or Other                 (Commission File              (IRS Employer
 Jurisdiction of                    Number)                   Identification
 Incorporation or                                                 Number)
 Organization)

              206 West 6th Avenue, Stillwater, Oklahoma       74074
              (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (405) 377-0880



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information To Be Included in the Report

NOTE: This amended current report on Form 8-K, amends and supercedes the current report filed on October 29, 2004.

Item 8.01  Other Events.

     On August 5, 2004 the registrant entered into that certain Asset Purchase Agreement between registrant and PIC Acquisition, Inc., an Oklahoma corporation and Pegasus Imaging Corporation, a Florida corporation (collectively "Pegasus") which provides for a sale to Pegasus of the registrant's Component Products Technology Business as a going concern. The value of the transaction was estimated at $2.9 million and included approximately $2.2 million in cash and $.7 million in assumed liabilities. The terms of the transaction, along with a plan of liquidation of the registrant will be submitted to shareholders for approval. The sale was anticipated to be closed on or about October 15, 2004 and in any event no later than November 15, 2004. Because of delays getting the necessary proxy statement information to shareholders for purposes of considering the transactions, the registrant and Pegasus entered into a letter agreement on October 22, 2004 which provides for an extension of the closing deadline to December 15, 2004 and provides for Pegasus to provide certain management services to the registrant during this interim period. A second letter agreement was entered into on November 8, 2004, extending the closing to December 17, 2004. The Asset Purchase Agreement as well as both letter agreements are filed as exhibits to this amended current report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.       Description of Exhibit
-----------       ----------------------

10.1 Asset Purchase Agreement dated as of August 5, 2004, by and among TMS, Inc., PIC Acquisition, Inc. and Pegasus Imaging Corporation

10.2 Letter dated October 18, 2004, from TMS, Inc. to Pegasus Imaging Corporation amending the Asset Purchase Agreement as of October 16, 2004

10.3 Letter dated November 8, 2004, from TMS, Inc. to Pegasus Imaging Corporation extending closing to December 17, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      TMS, INC.

                                           DEBORAH D. MOSIER
                                      By:  Deborah D. Mosier
                                           President and Chief Financial
                                             Officer
                                           Principal Executive and Financial
                                             Officer

Date:  November 10, 2004

                                 EXHIBIT INDEX

Exhibit No.     Description                         Method of Filing
-----------     -----------                         ----------------

10.1      Asset Purchase Agreement dated as of    Filed herewith electronically
          August 5, 2004, by and among TMS, Inc.,
          PIC Acquisition, Inc. and Pegasus
          Imaging Corporation

10.2      Letter dated October 18, 2004, from     Filed herewith electronically
          TMS, Inc. to Pegasus Imaging
          Corporation

10.3      Letter dated November 8, 2004, from     Filed herewith electronically
          TMS, Inc. to Pegasus Imaging
          Corporation extending closing to
          December 17, 2004